Exhibit 10.3
[GRAPHIC OF COMERICA OMITTED]


            Master Revolving Note
            Eurodollar Rate-Maturity Date-Committed

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AMOUNT             NOTE DATE         MATURITY DATE     TAX IDENTIFICATION NUMBER
$22,000,000.00     July 27, 2004     July 26, 2007     88-0322261
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On the Maturity Date, as stated above, for value received, the undersigned promise(s) to pay to the order of Comerica Bank ("Bank"), at any office of the Bank in the State of Texas, Twenty Two Million Dollars (U.S.) (or that portion of it advanced by the Bank and not repaid as later provided) with interest until maturity, whether by acceleration or otherwise, or until Default, as later defined, at a per annum rate equal to the lesser of (a) the Maximum Rate, as later defined, or (b) the Stated Rate, as later defined, and after that at a rate equal to the rate of interest otherwise prevailing under this Note plus two percent (2%) per annum (but in no event in excess of the Maximum Rate.) If on any day the Stated Rate shall exceed the Maximum Rate for that day, the rate of interest applicable to this Note shall be fixed at the Maximum Rate on that day and on each day thereafter until the total amount of interest accrued on the unpaid principal balance of this Note equals the total amount of interest which would have accrued if there had been no Maximum Rate. Interest rate changes will be effective for interest computation purposes as and when the Maximum Rate or the Stated Rate, as applicable, changes. Subject to the limitations hereinbelow set forth, interest shall be calculated on the basis of a 360-day year for actual number of days the principal is outstanding. Accrued interest on this Note shall be payable on the first Eurodollar Business Day, as later defined, of each calendar quarter, commencing with the first Eurodollar Business Day of the calendar quarter following the date of this Note and with respect to interest accrued on any Eurodollar Balance, as later defined, on the last day of the applicable Eurodollar Interest Period, as later defined, until the Maturity Date (set forth above) when all amounts outstanding under this Note shall be due and payable in full. If any payment of principal or interest under this Note shall be payable on a day other than a day on which the Bank is open for business, this payment shall be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. A late payment charge equal to a reasonable amount not to exceed five percent (5%) of each late payment may be charged on any payment not received by the Bank within ten (10) calendar days after the payment due date, but acceptance of payment of this charge shall not waive any Default under this Note.

Subject to the provisions hereof, the undersigned shall have the option (an "Interest Option") exercisable from time to time to designate a portion of the unpaid principal balance of this Note to bear interest at the Prime Rate (such portion being herein referred to as the "Prime Rate Balance") and to designate one or more portions of the unpaid principal balance of this Note to bear interest at a Eurodollar Rate (each such portion being herein referred to as a "Eurodollar Balance").

The term "Maximum Rate" as used herein, shall mean at the particular time in question the maximum nonusurious rate of interest which, under applicable law, may then be charged on this Note. If such maximum rate of interest changes after the date hereof, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to the undersigned from time to time as of the effective date of each change in such maximum rate. For purposes of determining the Maximum Rate under the law of the State of Texas, the applicable interest rate ceiling shall be the "weekly ceiling" from time to time in effect under Chapter 303 of the Texas Finance Code, as amended.

The term "Stated Rate," as used in this Note, shall mean (a) with respect to the Prime Rate Balance outstanding from time to time, a fluctuating per annum rate of interest equal to the Prime Rate and (b) with respect to each Eurodollar Balance, a per annum rate of interest equal to the Eurodollar Rate for the Eurodollar Interest Period then in effect with respect to such Eurodollar Balance plus the Applicable Margin.

The term "Prime Rate," as used herein, shall mean that annual rate of interest which is equal to the greater of the annual rate of interest designated by the Bank as its Prime Rate which is changed by the Bank from time to time or a variable per annum rate of interest determined from day to day which equals the

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sum of 1% plus the average per annum rate of interest on overnight Federal funds transactions with members of Federal Reserve System arranged by Federal funds brokers ("Overnight Transactions") transacted on the immediately preceding Business Day, as published by the Federal Reserve Bank of New York, or, if such interest rate is not so published for any Business Day, the average of the per annum interest rate quotations for Overnight Transactions received by the Bank for such Business Day from 3 Federal funds brokers of recognized standing selected by the Bank. The Bank's Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged by the Bank to any of its customers. The Bank may make commercial loans at rates of interest at, above or below its Prime Rate.

The term "Eurodollar Rate", as used herein, shall mean, with respect to the applicable Eurodollar Interest Period and applicable Eurodollar Balance (as later defined), the quotient of the following (rounded upwards, if necessary, to the nearest 1/16 of 1%): (a) the interest rate determined by the Bank (which determination shall be conclusive) to be the per annum interest rate at which deposits in immediately available funds in U.S. dollars are offered to the Bank (or, if elected by the Bank, by the Bank's designated eurodollar lending office) at such time as the Bank elects on the first day of such Eurodollar Interest Period, to prime banks in the interbank eurodollar market selected by Bank (or, if applicable, by the Bank's designated eurodollar lending office) for delivery on the first day of such Eurodollar Interest Period in an amount equal to the principal amount of the corresponding Eurodollar Balance for a period equal to the length of such Eurodollar Interest Period; divided by (b) a percentage (expressed as a decimal) equal to 1.00 minus the maximum rate during such interest period at which Bank (or, if applicable, the Bank's designated eurodollar lending office) is required to maintain reserves on "Eurocurrency Liabilities" as defined in and pursuant to Regulation D of the Board of Governors of the Federal Reserve System or, if such regulation or designation is modified, and as long as Bank (or, if applicable, the Bank's designated eurodollar lending office) is required to maintain reserves against a category of liabilities which includes eurodollar deposits or includes a category of assets which includes eurodollar loans, the rate at which such reserves are required to be maintained on such category.

The term "Eurodollar Interest Period", as used herein, shall mean, with respect to the applicable Eurodollar Balance, a period commencing on the date (which must be a Eurodollar Business Day) upon which, pursuant to an Interest Notice, as later defined, the principal amount of such Eurodollar Balance begins to accrue interest at the applicable Eurodollar Rate (or, in the case of a rollover to a successive Eurodollar Interest Period, the last day of the immediately preceding Eurodollar Interest Period) and ending 30, 60 or 90 days after the commencement date (as designated in the Interest Notice); provided, that: (i) any Eurodollar Interest Period which would otherwise end on a day which is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day (unless such Eurodollar Business Day falls in another calendar month, in which case, such Eurodollar Interest Period shall end on the next preceding Eurodollar Business Day); and (ii) any Eurodollar Interest Period which begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Eurodollar Interest Period shall end on the last Eurodollar Business Day of such last calendar month; and (iii) no Eurodollar Interest Period shall extend beyond the Maturity Date.

The term "Eurodollar Business Day," as used herein, shall mean a Business Day on which dealings in U.S. dollars are carried out in the interbank eurodollar market selected by Bank (or, if applicable, the Bank's designated eurodollar lending office).

The term "Applicable Margin," as used herein, shall be determined in accordance with the following schedule based on the ratio of Funded Debt to EBITDA, as such terms are defined in the Credit Agreement dated as of even date herewith between Borrower and Bank (the "Credit Agreement"):

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             ------------------------------ ----------------------------
             Funded Debt to EBITDA          Eurodollar Margin
             ------------------------------ ----------------------------
             Greater than 2.50x             2.0%
              ------------------------------ ----------------------------
             Less  than or  equal to 2.50x  1.75%
             but greater  than or equal to
             2.00x
             ------------------------------ ----------------------------
             Less than 2.00x                1.5%
             ------------------------------ ----------------------------

Any decrease in Stated Rate due to a change in the Applicable Margin shall take effect five (5) Business Days after the undersigned has submitted an Interest Notice, Compliance Certificate and Financial Statements in accordance with the Credit Agreement to Bank demonstrating a Funded Debt to EBITDA Ratio which would cause such decrease; provided, no reduction in the Applicable Margin shall take effect until Borrower shall have maintained a certain Funded Debt to EBITDA Ratio giving rise to such reduction for a consecutive three (3) month period. Any increase in the Stated Rate resulting from an increase in the Applicable Margin due to a change in the Funded Debt to EBITDA Ratio shall take effect immediately upon the Bank's receipt of a Compliance Certificate or Financial Statements (as defined in the Credit Agreement) demonstrating a Funded Debt to EBITDA Ratio which would cause such increase, or in the event the Bank does not timely receive a Compliance Certificate and all Financial Statements as required by the Credit Agreement or any other Loan Document, as defined in the Credit Agreement, then the Applicable Margin shall become 2.0% for all Eurodollar Balances on the earliest date on which delivery the Compliance Certificate and/or any Financial Statement was due.

The term "Business Day" as used herein, shall mean any day other than a Saturday, Sunday or holiday, on which the Bank (and, if applicable, the Bank's designated eurodollar lending office) is open to carry on all or substantially all of its normal commercial lending business in Dallas, Texas.

The Interest Option shall be exercisable by the undersigned subject to the other limitations in this Note on the undersigned's option to designate a portion of the unpaid principal balance hereof as a Eurodollar Balance and only in the manner provided below:

     (i) Before 12:00 noon at least 3 Business Days prior to the date the undersigned has requested the Bank to make an advance upon this Note, the undersigned shall have given the Bank written notice (any such notice, an "Interest Notice") in form and content satisfactory to Bank specifying the initial Interest Option(s) and the respective initial amounts of the Prime Rate Balance and Eurodollar Balance designated by the undersigned for each advance. If the required Interest Notice shall not have been timely received by the Bank or fails to designate all or any portion of the unpaid principal amount of the advance as either a Prime Rate Balance or a Eurodollar Balance in accordance with the terms and provisions of this Note, the undersigned shall be deemed conclusively to have designated such amounts to be a Prime Rate Balance and to have given the Bank notice of such designation.

     (ii) At least three (3) Business Days prior to the termination of any Eurodollar Interest Period for a Eurodollar Balance, the undersigned shall give the Bank an Interest Notice specifying the Interest Option which is to be applicable to such Eurodollar Balance upon the expiration of such Eurodollar Interest Period. If the required Interest Notice shall not have been timely received by the Bank the undersigned shall be deemed conclusively to have designated such amount as a Prime Rate Balance immediately upon the expiration of such Eurodollar Interest Period and to have given the Bank notice of such designation.

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     (iii) The undersigned shall have the right, exercisable on any Business Day subject to the terms of this Note, to convert an eligible portion of the Prime Rate Balance to a Eurodollar Balance by giving the Bank an Interest Notice of such designation at least three (3) Eurodollar Business Days prior to the effective date of such exercise. Additionally, upon termination of any Eurodollar Interest Period, the undersigned shall have the right, on any Business Day, to convert all or a portion of such principal amount from the Eurodollar Balance to a Prime Rate Balance by giving Bank an Interest Notice of such selection at least three (3) Eurodollar Business Days prior to effective date of such exercise.

     (iv) There may be no more than four (4) Eurodollar Balances in effect at any time.

     (v) Each Eurodollar Balance must be, as of the first day of the applicable Eurodollar Interest Period, at least $1,000,000.

     (vi) No Default, or condition or event which, with the giving of notice or the lapse of time, or both, would constitute a Default, shall have occurred and be continuing or exist.

     (vii) Each exercise of an Interest Option to designate a Eurodollar Balance to bear interest at a Stated Rate which is based on the Eurodollar Rate shall not be revocable.

Changes in the Stated Rate applicable to a Prime Rate Balance or a Eurodollar Balance shall become effective without prior notice to the undersigned automatically as of the opening of business on the date of each change in the Prime Rate or the Eurodollar Rate, as the case may be.

If the Bank (or, if applicable, the Bank's designated eurodollar lending office) determines that deposits in U.S. dollars (in the applicable amounts) are not being offered to prime banks in the interbank eurodollar market selected by the Bank (or if applicable, the Bank's designated eurodollar lending office for the applicable Eurodollar Interest Period, or that the rate at which such dollar deposits are being offered will not adequately and fairly reflect the cost to the Bank (or, if applicable, the Bank's designated eurodollar lending office) of making or maintaining a Eurodollar Balance for the applicable Eurodollar Interest Period, the Bank shall forthwith give notice thereof to the undersigned, whereupon, until the Bank notifies the undersigned that such circumstances no longer exist, the right of the undersigned to select an Interest Option based upon the Eurodollar Rate shall be suspended, and the undersigned may only select Interest Options based on the Prime Rate.

If the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank (or, if applicable, the Bank's designated eurodollar lending office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impractical for the Bank (or, if applicable, the Bank's designated eurodollar lending office) to make or maintain a Eurodollar Balance, the Bank shall so notify the undersigned and any then-existing Eurodollar Balance shall automatically convert to a Prime Rate Balance either (i) on the last day of the then-current Eurodollar Interest Period applicable to such Eurodollar Balance, if the Bank (and, if applicable, its designated eurodollar lending office) may lawfully continue to maintain and fund such Eurodollar Balance to such day, or (ii) immediately, if the Bank (or, if applicable, its designated eurodollar lending office) may not lawfully continue to maintain such Eurodollar Balance to such day. Further, until the Bank notices the undersigned that such conditions or circumstances no longer exist, the right of the undersigned to select an Interest Option based on the Eurodollar Rate shall be suspended, and the undersigned may only select Interest Options based on the Prime Rate.

If either (i) the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank (or, if applicable, its designated eurodollar lending office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall subject the Bank (or, if applicable, its designated eurodollar lending office) to any tax (including without limitation any United States interest equalization or similar tax, however named), duty or other charge with respect to any Eurodollar Balance, this Note or the Bank's (or, if applicable, its designated eurodollar lending office)obligation to compute interest on the principal balance of this Note at a rate based upon the Eurodollar Rate, or shall change the basis of taxation of payments to the Bank (or, if applicable, its designated eurodollar lending office) of the principal of or interest on any Eurodollar Balance or any other amounts due under this
Note in respect of any Eurodollar Balance or the Bank's (or, if applicable, its designated eurodollar lending office) obligation to compute the interest on the balance of this Note at a rate based upon the Eurodollar Rate, or (ii) any governmental authority, central bank or other comparable authority shall at any time impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, the Bank (or, if applicable, its designated eurodollar lending office), or shall impose on the Bank (or, if applicable, its designated eurodollar lending office) or any relevant interbank eurodollar market or exchange any other condition affecting any Eurodollar Balance, this Note or the Bank's (or, if applicable, its designated eurodollar lending office) obligation to compute the interest on the balance of this Note at a rate based upon the Eurodollar Rate; and the result of any of the foregoing is to increase the cost to the Bank (or, if applicable, its designated eurodollar lending office) of maintaining any Eurodollar Balance, or to reduce the amount of any sum received or receivable by the Bank (or, if applicable, the Bank's designated eurodollar lending office) under this Note by an amount deemed by the Bank to be material, then upon demand by the Bank, the undersigned shall pay to the Bank such additional amount or amounts as will compensate the Bank (or, if applicable, the Bank's designated eurodollar lending office) for such increased cost or reduction. The Bank will promptly notify the undersigned of any event of which it has knowledge, occurring after the date hereof, which will entitle the Bank (or, if applicable, the Bank's designated eurodollar lending office) to compensation pursuant to this paragraph. A certificate of the Bank claiming compensation under this paragraph and setting forth the additional amount or amounts to be paid to the Bank hereunder shall be conclusive in the absence of manifest error.

If any applicable law, treaty, rule, or regulation (whether domestic or foreign) now or hereafter in effect and whether presently applicable to the Bank (or, if applicable, its designated eurodollar lending office) or any change therein or any interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by the Bank (or, if applicable, its designated eurodollar lending office) therewith or with any guidance, request or directive of any such governmental authority, central bank or comparable agency (whether or not having the force of law), including any risk-based capital guidelines, affects or would affect the amount of capital required or expected to be maintained by the Bank (or any corporation controlling the Bank), and the Bank determines that the amount of such capital is increased by or based upon the existence of any obligations of Bank hereunder or the maintaining of any Eurodollar Balance hereunder, and such increase has the effect of reducing the rate of return on Bank's (or its controlling corporation's) capital as a consequence of such obligations or the maintaining of Eurodollar Balances hereunder to a level below that which the Bank (or such controlling corporation) could have achieved but for such circumstances (taking into consideration its policies with respect to capital adequacy), then the undersigned shall pay to Bank, within fifteen (15) days of receipt by the undersigned of written notice from the Bank demanding such compensation, such additional amounts as are sufficient to compensate the Bank (and its controlling corporation) for any increase in the amount of capital and reduced rate of return which the Bank determines to be allocable to the existence of any obligations of the Bank (or its controlling corporation) hereunder or maintenance of any Eurodollar Balances hereunder. A certificate of Bank as to the amount of such compensation, prepared in good faith and in reasonable detail by the Bank, which is submitted by the Bank to the undersigned shall be conclusive and binding for all purposes absent manifest error.

The undersigned may not repay any Eurodollar Balance or convert all or any portion of a Eurodollar Balance to a Prime Rate Balance prior to the expiration of the applicable Eurodollar Interest Period, unless (i) such repayment or conversion is specifically required by the terms of this Note, (ii) the Bank demands that such repayment or conversion be made, or (iii) the Bank, in its sole discretion, consents to such repayment or conversion. If for any reason, whether or not consent shall have been given or demand shall have been made by the Bank, any Eurodollar Balance is repaid or converted prior to the expiration of the corresponding Eurodollar Interest Period, or any Interest Option which designates a Eurodollar Balance is revoked for any reason whatsoever prior to the commencement of the applicable Eurodollar Interest Period or the undersigned fails for any reason to borrow the full amount of any Eurodollar Balance for which the undersigned has exercised an Interest Option, or if for any other reason whatsoever, the basis for determining the Stated Rate shall be changed from a Eurodollar Rate to the Prime Rate prior to the expiration of the applicable Eurodollar Interest Period, or the undersigned shall fail to make any payment of principal or interest upon this Note at any time that the Stated Rate if based on a Eurodollar Rate, then the undersigned shall pay to the Bank on demand any amounts required to compensate the Bank (and, if applicable, its designated eurodollar lending office) for any losses, costs or expenses which it may incur as a result thereof, including, without limitation, any loss, cost or expense incurred in obtaining, liquidating, employing or redeploying deposits from third parties. Amounts payable by the undersigned to the Bank pursuant to this paragraph may include, without limitation, amounts equal to the excess, if any of (a) the amounts of interest which would have accrued on any amounts so prepaid, refunded, converted or not so borrowed, from the respective dates of prepayment, refund, conversion or failure to borrow through the last day of the relevant Eurodollar Interest Periods at the applicable rates of interest for the applicable Eurodollar Balances, as provided under this Note, over (b) the amounts of interest determined by the Bank (or, if applicable, its designated eurodollar lending office) which would have accrued to the Bank (or, if applicable, its designated eurodollar lending office) on such respective amounts by placing such amounts on deposit for comparable periods with leading banks in the interbank eurodollar market selected by the Bank (or, if applicable, its designated eurodollar lending office). The calculation of any such amounts under this paragraph shall be made as if the Bank (or, if applicable, its designated eurodollar lending office) actually funded or committed to fund the relevant Eurodollar Balances hereunder through the purchase of underlying deposits in amounts equal to the respective amounts of the applicable Eurodollar Balances and having terms comparable to the applicable Eurodollar Interest Periods; provided, however, that the Bank (or, if applicable, its designated eurodollar lending office) may fund Eurodollar Balances hereunder in any manner they may elect in their sole discretion, and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this paragraph. Upon written request by the undersigned, the Bank shall deliver to the undersigned a certificate setting for the basis for determining such losses, costs and expenses which certificate shall be conclusive in the absence of manifest error.

For any Eurodollar Balance, if the Bank shall designate a eurodollar lending office which maintains books separate from those of the Bank, the Bank shall have the option of maintaining and carrying such Eurodollar Balance on the Books of such eurodollar lending office.

The principal amount payable under this Note shall be the sum of all advances made by the Bank to or at the request of the undersigned, as provided in the Credit Agreement, less principal payments actually received by the Bank. The books and records of the Bank shall be the best evidence of the principal amount and the unpaid interest amount owing at any time under this Note and shall be conclusive absent manifest error. No interest shall accrue under this Note until the date of the first advance made by the Bank; after that interest on all advances shall accrue and be computed on the principal balance outstanding from time to time under this Note until the same is paid in full.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced and whether incurred voluntarily or involuntarily, known or unknown, or originally payable to the

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Bank or to a third party and subsequently acquired by Bank including, without limitation, any late charges; loan fees or charges; overdraft indebtedness; costs incurred by Bank in establishing, determining, continuing or defending the validity or priority of any security interest, pledge or other lien or in pursuing any of its rights or remedies under any loan document (or otherwise) or in connection with any proceeding involving the Bank as a result of any financial accommodation to the undersigned (or any of them); and reasonable costs and expenses of attorneys and paralegals, whether inside or outside counsel is used, and whether any suit or other action is instituted, and to court costs if suit or action is instituted, and whether any such fees, costs or expenses are incurred at the trial court level or on appeal, in bankruptcy, in administrative proceedings, in probate proceedings or otherwise (collectively "Indebtedness"), are secured by and the Bank is granted a security interest in and lien upon all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively "Collateral"). Notwithstanding the above, (i) to the extent that any portion of the Indebtedness is a consumer loan, that portion shall not be secured by any deed of trust, mortgage on or other security interest in any of the undersigned's principal dwelling or in any of the undersigned's real property which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or (ii) if the undersigned (or any of them) has(have) given or give(s) Bank a deed of trust or mortgage covering California real property, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them), unless expressly provided to the contrary in another place, or (iii) if the undersigned (or any of them) has (have) given or give(s) the Bank a deed of trust or mortgage covering real property which, under Texas law, constitutes the homestead of such person, that deed of trust or mortgage shall not secure this Note or any other indebtedness of the undersigned (or any of them) unless expressly provided to the contrary in another place.

If an Event of Default as defined in the Credit Agreement occurs or if the undersigned (or any of them) or any guarantor under a guaranty of all or part of the Indebtedness ("guarantor") (a) fail(s) to pay any of the Indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any Indebtedness owing on a demand basis upon demand; or (b) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any such guarantor and the Bank; or (c) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation or a limited liability company) is the subject of a dissolution, merger or consolidation, except as expressly permitted by Section 5.6 of the Credit Agreement; or (d) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (e) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or (f) if there is any failure by any of the undersigned or any guarantor to pay when due any of its indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness; or (g) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank, upon the occurrence of any of these events (each a "Default"), may at its option and without prior notice to the undersigned (or any of them), declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence of it to the contrary), cease advancing money or extending credit to or for the benefit of the undersigned under this Note or any other agreement between the undersigned and Bank, terminate this Note as to any

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future liability or obligation of Bank, but without affecting Bank's rights and security interests in any Collateral or the Indebtedness, sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant Indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it under applicable law. In addition, if this Note is secured by a deed of trust or mortgage covering real property, then the trustor or mortgagor shall not mortgage or pledge the mortgaged premises as security for any other indebtedness or obligations. This Note , together with all other indebtedness secured by said deed of trust or mortgage, shall become due and payable immediately, without notice, at the option of the Bank,(i) if said trustor or mortgagor shall mortgage or pledge the mortgaged premises for any other indebtedness or obligations or shall convey, assign or transfer the mortgaged premises by deed, installment sale contract instrument, or (ii) if the title to the mortgaged premises shall become vested in any other person or party in any manner whatsoever, or (iii) if there is any disposition (through one or more transactions) of legal or beneficial title to a controlling interest of said trustor or mortgagor. All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section 3.605 of the Texas Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations or any interest in, any or all of the Indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the Indebtedness. The undersigned agree(s) that the Bank may provide information relating to this Note or the Indebtedness or relating to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

The undersigned agree(s) to reimburse the holder or owner of this Note upon demand for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorneys' fees, whether inside or outside counsel is used, and whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. Chapter 346 of the Texas Finance Code (and as the same may be incorporated by reference in other Texas statutes) shall not apply to the Indebtedness evidenced by this Note. THIS NOTE IS MADE IN THE STATE OF TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

This Note and all other documents, instruments and agreements evidencing, governing, securing, guaranteeing or otherwise relating to or executed pursuant to or in connection with this Note or the Indebtedness evidenced hereby (whether executed and delivered prior to, concurrently with or subsequent to this Note), as such documents may have been or may hereafter be amended from time to time (the "Loan Documents") are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if Bank's exercise of the option to accelerate the maturity of this Note, or if any prepayment by the undersigned or prepayment agreement results (or would, if complied with, result) in the undersigned having paid, contracted for or being charged for any interest in excess of that permitted by law, then it is the express intent of the undersigned and Bank that this Note and the other Loan Documents shall be limited to the extent necessary to prevent such result and all excess amounts theretofore collected by Bank shall be credited on the principal balance of this Note or, if fully paid, upon such other Indebtedness as shall then remaining outstanding (or, if this Note and all other Indebtedness have been paid in full, refunded to the undersigned), and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, by the undersigned for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of the undersigned to Bank under this Note or arising under or pursuant to the other Loan Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. To the extent federal law permits Bank to contract for, charge or receive a greater amount of interest, Bank will rely on federal law instead of the Texas Finance Code for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Bank may, at its option and from time to time, implement any other method of computing the Maximum Rate under the Texas Finance Code or under other applicable law, by giving notice, if required, to the undersigned as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Bank to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

THE UNDERSIGNED AND THE BANK, BY ACCEPTANCE OF THIS NOTE, ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

THIS WRITTEN LOAN AGREEMENT (AS DEFINED BY SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY

NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                             BORROWER:

                             ENGLOBAL CORPORATION,
                             a Nevada corporation


                             By:      /s/ R.W. Raiford
                                ------------------------------------------------
                                      R.W. Raiford,
                                      Chief Financial Officer and Treasurer


                             ENGLOBAL CORPORATE SERVICES, INC.,
                             a Texas corporation


                             By:      /s/ R.W. Raiford
                                ------------------------------------------------
                                      R.W. Raiford,
                                      Chief Financial Officer and Treasurer


                             THERMAIRE, INC., a Texas corporation


                             By:      /s/ R.W. Raiford
                                ------------------------------------------------
                                      R.W. Raiford,
                                      Chief Financial Officer and Treasurer


                             ENGLOBAL ENGINEERING, INC.,
                             a Texas corporation


                             By:      /s/ R.W. Raiford
                                ------------------------------------------------
                                      R.W. Raiford,
                                      Chief Financial Officer and Treasurer


                             ENGLOBAL CONSTRUCTION
                             RESOURCES, INC., a Texas corporation


                             By:      /s/ R.W. Raiford
                                ------------------------------------------------
                                      R.W. Raiford,
                                      Chief Financial Officer and Treasurer

                             ENGLOBAL SYSTEMS, INC.,
                             a Texas corporation


                             By:      /s/ R.W. Raiford
                                ------------------------------------------------
                                      R.W. Raiford,
                                      Chief Financial Officer and Treasurer


                             RPM ENGINEERING, INC.,
                             a Louisiana corporation


                             By:      /s/ R.W. Raiford
                                ------------------------------------------------
                                      R.W. Raiford,
                                      Chief Financial Officer and Treasurer


                             ENGLOBAL TECHNOLOGIES, INC.,
                             a Texas corporation


                             By:      /s/ R.W. Raiford
                                ------------------------------------------------
                                      R.W. Raiford,
                                      Chief Financial Officer and Treasurer


                             ENGLOBAL CONSTANT POWER, INC.,
                             a Texas corporation


                             By:      /s/ R.W. Raiford
                                ------------------------------------------------
                                      R.W. Raiford,
                                      Chief Financial Officer and Treasurer


                             SENFTLEBER & ASSOCIATES, L.P.,
                             a Texas limited partnership

                             By:      ENGlobal Design Group, Inc.,
                                      a Texas corporation, its general partner


                             By:      /s/ R.W. Raiford
                                ------------------------------------------------
                                     R.W. Raiford, Chief Financial Officer
                                                   and Treasurer

                             ENGLOBAL DESIGN GROUP, INC.,
                             a Texas corporation


                             By:      /s/ R.W. Raiford
                                ------------------------------------------------
                                      R.W. Raiford,
                                      Chief Financial Officer and Treasurer



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For Bank Use Onl
                                                                  CCAR #
--------------------------------------------------------------------------------

LOAN OFFICER INITIALS   LOAN GROUP NAME    OBLIGOR NAME

--------------------------------------------------------------------------------

LOAN OFFICER ID. NO.    LOAN GROUP NO.     OBLIGOR NO.      NOTE NO.      AMOUNT

--------------------------------------------------------------------------------